[logo - American FundsSM]

The right choice for the long termSM

Intermediate Bond Fund of America

Navigating interest rate cycles

[cover photograph: sailboat at sunset]

Annual report for the year ended August 31, 2002

Intermediate Bond Fund of America(R)

Intermediate Bond Fund of America is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Intermediate Bond Fund of America seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's or Moody's Investors Service) or equivalent unrated securities. The fund's investments include U.S. government and federal agency securities; pass-through securities, such as mortgage- and asset-backed securities; and high-quality corporate obligations.

In pursuing its objective, the fund has taken a middle course, offering a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

Contents                                                  Page

Letter to shareholders                                       1
Value of a long-term perspective                             3
Navigating interest rate cycles                              4
Investment portfolio                                         6
Trustees and officers                                       28
The American Funds family                           back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                                      1 year  5 years  10 years

Class A shares reflecting 3.75% maximum sales charge  +2.07%  +5.75%    +5.67%

The fund's 30-day yield for Class A shares as of September 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 3.25%. The fund's distribution rate for Class A shares as of that date was 3.57%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 27. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

Fellow shareholders:

[photograph: sailboat at sunset]

During the past year, high-quality bonds provided a relatively safe haven from troubled equity markets and persistent economic weakness. Intermediate Bond Fund of America benefited under these conditions and produced a total return of 5.9% for the fiscal year ended August 31, 2002.

Throughout the year, the fund paid monthly dividends totaling 66.3 cents a share. Shareholders who reinvested dividends earned an income return of 4.19%. Those who elected to receive dividends in cash recorded an income return of 4.16%.

The fund's total return bested the 5.0% average return of the 135 Short-Intermediate Investment-Grade Debt funds tracked by Lipper. However, the unmanaged Salomon Smith Barney Broad Investment-Grade (BIG) Medium-Term Bond Index (one to seven years) surpassed the fund with a 7.8% return. Importantly, the Salomon index return does not include expenses, and its higher return for the year reflects the inclusion within its statistical universe of bonds with longer maturities.

Uncertainty weighs on the market

The past year has been a difficult period for many investors. In troubled times, investors frequently flee to the safest investments available, such as U.S. Treasuries, government agency debt and similar top-quality bonds -- all of which are well represented in the fund's portfolio. With the help of falling interest rates, these bond sectors posted some of the best returns of the past year.

When the fund began its fiscal year on September 1, 2001, the economy was in recession and interest rates were already declining. The events of September 11 further darkened economic prospects, pushing stock prices lower and fostering strong demand for high-quality bonds. By November, hopes for a recovery overtook those concerns, and bond prices faltered as interest rates rose. In the months that followed, bond prices wavered while investors awaited clear evidence of the economy's strength.

Although the economy displayed signs of growth early in 2002, the pace was uncertain and the scope narrow. Of critical concern were continued weakness in corporate profits and revelations of accounting fraud and executive mismanagement, all of which cast a pall on the marketplace. As a result, investor confidence flagged. These concerns helped precipitate a bond rally that began in April and extended through the end of the fund's fiscal year. The rally was highly selective, however, primarily benefiting government debt and corporate bonds of pristine quality, particularly those with longer maturities. In comparison, much of the corporate bond market languished, with a few tarnished sectors declining significantly. Equity markets were similarly weaker for much of this period.

[Begin Sidebar]
Results at a glance
 (as of August 31, 2002, with
all distributions reinvested)                           Average annual
                                      Total returns    compound returns

1 year                                    +5.9%              +5.9%
5 years                                  +37.1               +6.5
10 years                                 +80.9               +6.1
Lifetime (since February 19, 1988)      +167.0               +7.0
[End Sidebar]

Quality and caution prevail

Intermediate Bond Fund of America invests exclusively in bonds rated A or better, with more than 85% of the portfolio in holdings rated AA or higher. This emphasis on quality proved particularly valuable this past year: It helped to protect shareholders from the weakest sectors of the bond market, while participating in its pockets of strength.

Government bonds -- Treasuries and direct obligations of federal agencies -- contributed significantly to the fund's returns this past year. Portfolio holdings in these two sectors totaled 18% of the fund's net assets at year-end, up from 13% a year ago. Federal agency mortgage-backed securities also posted solid gains for the year. The fund increased its exposure to this sector during the second half of the fiscal year; agency mortgages currently represent 27% of net assets, up from 21% at the end of February and 22% at the start of the year.

Corporate bond holdings delivered mixed results, reflecting larger concerns that weighed on the market. Investments in the insurance and banking industries generally supported results, as did holdings in food and health care companies. On the other hand, airline, media, telecommunications and automobile company bonds were among the areas of the market that came under pressure; weak returns on these investments restrained results overall. Corporate bonds totaled 19% of net assets at year-end, down from 23% mid-year and 22% last August.

Finally, as interest rates declined throughout the year, the fund's portfolio counselors adopted a more conservative outlook. They increased the level of cash and equivalents held by the fund and added bonds that are less sensitive to interest rate moves. As a result, holdings of cash and equivalents rose to 13% from 9% last year, and the effective average life of portfolio holdings decreased to 2.7 years from 3.7 years. These defensive moves are intended to help preserve shareholder investments when interest rates begin to rise. However, these adjustments also limited gains from the recent rally, which significantly benefited longer term bonds. No one can foretell the direction of rates with precision, but with current levels near 40-year lows, bondholders face a greater risk that rates will rise rather than continue their decline. For more on how interest rates affect your fund, please see the article on page 4, "Navigating interest rate cycles."

Bonds for the long term

Bond funds have benefited from strong investor interest over the past year, and Intermediate Bond Fund of America is no exception. Net assets of the fund have more than doubled this year, as has the number of shareholder accounts. We believe that a substantial portion of this growth stems from the appeal of the fund's objectives: investing in high-quality bonds with short to intermediate maturities -- a strategy that has produced attractive returns over extended periods of time for risk-sensitive investors. The recent period has reinforced the strong case for diversification. Longer term, stocks have produced higher returns than bonds, but that has not been the case over the past few years. Since March of 2000 (when the stock market began its correction) to the end of this fiscal year, Intermediate Bond Fund of America has produced a cumulative return of 22.3%, compared with -38.0% for Standard & Poor's 500 Stock Composite Index.

We take this opportunity to welcome our many new shareholders and invite you to learn more about the fund and the American Funds family on the pages that follow. In addition, we extend our gratitude to our many long-time shareholders; your continued confidence and support make you valued members of our investment family.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President
October 15, 2002

A note on dividends

Due to continued volatility in bond yields, Intermediate Bond Fund of America has changed its dividend policy and will now allow the fund's dividend to fluctuate daily. The fund will continue to pay out all of its earned income through dividends but will adjust its payout every day rather than make larger adjustments on a less frequent basis. This change occurred with the August dividend, and as a result, the dividend may differ each month thereafter.

The value of a long-term perspective
How a $10,000 investment has grown
For the period February 19, 1988, to August 31, 2002, with dividends reinvested

               SALOMON SMITH BARNEY
YEAR           BROAD INVESTMENT-GRADE               LIPPER SHORT-INTERMEDIATE        INTERMEDIATE      CONSUMER
ENDED          MEDIUM-TERM BOND INDEX /1/           INVESTMENT-GRADE                 BOND FUND OF      PRICE
AUGUST 31      (ONE-TO-SEVEN-YEAR MATURITIES)       DEBT FUNDS AVERAGE /2/           AMERICA /3/       INDEX /1/,/4/
(2/19/88)      $10,000                              $10,000                          $9,625            $10,000
1988/#/        10,100                               10,090                           9,719             10,259
1989           11,169                               11,073                           10,589            10,741
1990           12,154                               11,850                           11,270            11,345
1991           13,682                               13,213                           12,592            11,776
1992           15,334                               14,885                           14,206            12,147
1993           16,498                               16,306                           15,617            12,483
1994           16,618                               16,077                           15,338            12,845
1995           18,104                               17,316                           16,611            13,181
1996           19,010                               18,108                           17,379            13,560
1997           20,592                               19,430                           18,739            13,862
1998           22,273                               20,836                           20,178            14,086
1999           22,932                               21,310                           20,491            14,405
2000           24,396                               22,533                           21,815            14,897
2001           27,178                               24,934                           24,266            15,302
2002           29,308                               26,199                           25,695            15,578

*For the period February 19, 1988, through August 31, 1988.
1The index is unmanaged, and does not reflect sales charges, commissions or expenses. 2Calculated by Lipper. The average does not reflect sales charges. 3Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustment has been made for income or capital gain taxes.
4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

Average annual compound returns
Here are the fund's returns on a $1,000 investment in Class A shares with all distributions reinvested for periods ended August 31, 2002, assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $100,000 or more.

Class A shares

1 year                            +1.94%
5 years                           +5.71
10 years                          +5.70

Navigating interest rate cycles

[photograph: close-up of sailboat crew]

Intermediate Bond Fund of America benefited from the momentous decline in interest rates over the past year. While rates could fall further, it is worth examining how the fund would fare if rates begin to rise.

With so many new shareholders having joined the fund, we think it appropriate to review how the fund's objectives help mitigate the effects of rate fluctuations. We will also discuss how our research efforts and active management of the fund's portfolio seek to enhance returns amid a variety of market cycles.

All bonds are affected by interest rate changes, but a bond's maturity is probably the most important factor in determining its sensitivity to rates. Bonds with long maturity dates (10 years or more, for example) experience greater potential price fluctuations than do bonds with short maturities. A helpful analogy is a tall tree buffeted by the wind: The branches farthest from the ground sway far more than the trunk near its base.

Because Intermediate Bond Fund of America invests primarily in bonds with short to intermediate maturities, it is less sensitive to interest rate changes than a portfolio of long-term bonds. Additionally, the fund's portfolio counselors actively seek to mitigate the effects of rate changes by managing the price sensitivity of the fund's portfolio. Thomas Hogh, a portfolio counselor for the fund, notes, "We have a team consisting of portfolio managers, analysts and economists for just that purpose. The team continuously studies the interest rate outlook and recommends an investment strategy to help the fund profit from anticipated changes in bond market prices."

A bond's credit quality can also affect price movements in changing rate environments. We saw clear evidence of this during the past year. The highest quality bonds -- U.S. Treasuries and government agency debt -- rose in price as interest rates fell. In contrast, much of the corporate bond market lagged behind and many of these bonds, especially those with low credit ratings, actually dropped in price. Why the discrepancy?

The recent decline in interest rates resulted largely from weakness in the economy, which typically impairs corporate earnings and makes corporate debt less attractive and somewhat riskier. Investors' appetite for these bonds weakened further as scandals related to corporate governance and the questionable reliability of earnings statements made front-page news.

Some segments of the corporate bond market may have missed out on the recent bond rally, but they could well benefit from a stronger economic recovery. Christine Cronin, a research analyst for the fund, explains, "When things are looking better economically, that can lend support to corporate bonds that are cyclically sensitive. If a company's credit rating gets upgraded by the rating agencies, its bonds will become more valuable. And that increase in value can offset some or all of the pressure of rising rates. Right now, many investment-grade corporates are the cheapest they have been in years." Careful research helps identify those companies most likely to achieve significant improvements, as well as individual bonds that are less likely to lose value when interest rates rise.

American Funds' fixed-income research team looks far beyond the credit quality of a bond. The structure of a bond -- its covenants, collateral and provisions -- may also afford some protection against interest rate changes. This is especially true of mortgage-backed securities, which are high-quality bonds secured by pools of individual residential or commercial mortgages. Similarly, asset-backed obligations, which are also highly rated, may respond differently to rate changes depending upon the composition of the leases and loans that secure these bonds. Research helps to identify which of these bonds are likely to retain most of their value when interest rates rise, and which are likely to appreciate most when interest rates fall.

No bond is completely immune to interest rate changes. But because the effect can vary from bond to bond throughout an interest rate cycle, diversity is an important consideration for investors seeking to weather these fluctuations and earn a respectable return. Portfolio counselor John Ressner explains, "The fund invests in a wide variety of high-quality bonds, and we actively manage the mix of assets in the fund's portfolio to take advantage of changes in the bond market." Managing the mix of assets can also help the fund provide a relatively attractive dividend income throughout changing market cycles.

"Although the value of existing bonds is hurt when interest rates rise," observes John Smet, president of the fund and a portfolio counselor, "over the longer term, higher rates have helped the fund's income. Since bond funds invest in hundreds of individual securities, you're actually buying a `ladder' of bonds with varying maturity dates. As bonds with earlier dates mature, the proceeds from those bonds get reinvested in those with higher interest rates."


[photograph: close-up sailor navigating sailboat]

The fund's three portfolio counselors bring nearly 50 years of combined investment experience to the task of managing the fund's portfolio. Their efforts are aided by the research analysts and bond traders for the American Funds, who help the counselors identify individual bonds and classes of bonds most likely to thrive in a given interest rate scenario. This constant focus, coupled with the fund's shorter maturity and high credit quality objectives, has afforded a significant buffer against extremes of volatility. These factors also help the fund produce competitive income returns in a wide range of interest rate conditions. Consequently, we regard Intermediate Bond Fund of America as a core bond holding for long-term, conservative investors.

Income returns outpace inflation

Even as interest rates have fluctuated, Intermediate Bond Fund of America has produced attractive income returns since its inception, besting the rate of inflation.
[bar chart]
Year   Income return    CPI return
1988   4.41             2.59
1989   9.16             4.71
1990   9.54             5.62
1991   9.23             3.80
1992   8.29             3.15
1993   7.28             2.77
1994   6.62             2.90
1995   7.11             2.62
1996   6.67             2.88
1997   6.60             2.23
1998   6.60             1.62
1999   5.76             2.26
2000   5.87             3.41
2001   6.45             2.72
2002   4.94             1.80
[end chart]

Income returns and CPI figures are for fiscal years ended August 31.

*Income returns from 2/19/88 through 8/31/88. CPI data from 2/29/88 to 8/31/88.

Intermediate Bond Fund of America
Investment portfolio, August 31, 2002

[pie chart]
Federal agency mortgage-backed 27%
Corporate bonds 19
U.S. govt/agency (non-mortgage) 18
Asset-backed 13
Other mortgage-backed 10
Cash & equivalents 13
[end chart]




                                                                                                Principal           Market
                                                                                                   amount            value
Bonds & Notes                                                                                       (000)            (000)

Federal agency mortgage-backed - 26.52%
Federal agency mortgage pass-through obligations -  22.68%
Fannie Mae:
5.50% 2016-2017                                                                                    86,190           88,251
6.00% 2013-2032                                                                                   109,186          112,934
6.50% 2013-2032                                                                                   198,571          207,663
7.00% 2008-2031                                                                                   116,934          123,564
7.50% 2009-2031                                                                                    31,928           34,044
8.00% 2003-2005                                                                                        45               49
8.50% 2008-2027                                                                                       988            1,063
9.00% 2009-2018                                                                                     2,965            3,240
9.50% 2009-2022                                                                                     1,259            1,365
10.00% 2018-2025                                                                                    1,988            2,243
11.00% 2020                                                                                         1,024            1,183
11.50% 2019-2020                                                                                    3,894            4,509
13.50% 2015                                                                                           831              995
Freddie Mac:
5.50% 2016-2017                                                                                    31,345           32,121
6.00% 2014-2017                                                                                     9,210            9,546
6.50% 2016-2017                                                                                    54,492           56,989
7.00% 2008-2017                                                                                    13,755           14,562
7.20% 2006                                                                                          3,892            4,206
8.00% 2003-2017                                                                                     3,899            4,170
8.50% 2008-2027                                                                                     2,231            2,409
8.75% 2008-2009                                                                                       205              221
9.50% 2010-2013                                                                                       160              172
10.00% 2018-2019                                                                                    3,840            4,324
11.00% 2018                                                                                           542              619

Government National Mortgage Association:
4.776% 2018                                                                                         4,659            4,842
5.50% 2017                                                                                          5,533            5,702
6.00% 2029-2032                                                                                    20,965           21,667
6.50% 2028-2029                                                                                    13,498           14,073
7.00% 2007-2032                                                                                    20,481           21,699
7.50% 2022-2032                                                                                    22,611           23,990
8.00% 2023-2030                                                                                    11,474           12,315
8.50% 2007-2023                                                                                     4,307            4,709
9.00% 2008-2021                                                                                     1,237            1,343
9.50% 2009-2021                                                                                     4,507            5,008
10.00% 2019                                                                                         1,997            2,266










                                                                                                                   828,056

Federal agency collateralized mortgage obligations (3)  -  3.84%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                                  2,237            2,338
 Trust D2, 11.00% 2009                                                                                911            1,017
 Series 88-16, Class B, 9.50% 2018                                                                    127              143
 Series 90-93, Class G, 5.50% 2020                                                                    575              604
 Series 90-21, Class Z, 9.00% 2020                                                                  3,331            3,740
 Series 2002-W3, Class A-2, 5.50% 2021                                                              6,100            6,329
 Series 2002-W7, Class A-2, 4.80% 2022                                                             23,550           23,976
 Series 2001-4, Class GA, 10.07% 2025 (2)                                                           4,821            5,706
 Series 2001-4, Class NA, 11.725% 2025 (2)                                                         11,744           14,153
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                             4,812            4,816
 Series 2002-W3, Class A-5, 7.50% 2028                                                              9,406            9,958
 Series 2002-W7, Class A-5, 7.50% 2029                                                              7,431            7,947
 Series 2001-20, Class D, 10.957% 2031 (2)                                                            612              740
 Series 1999-T2, Class A-1, 7.50% 2039                                                              3,655            4,030
 Series 2001-T10, Class A-1, 7.00% 2041                                                             6,171            6,482
 Series 2001-50, Class BA, 7.00% 2041                                                               3,627            3,802
 Series 2002-W4, Class A-2, 5.10% 2042                                                              6,225            6,284
 Series 2002-W1, Class 2A, 7.50% 2042                                                               2,813            2,976
Freddie Mac:
 Series 83-B, Class B-3, 12.50% 2013                                                                   27               29
 Series 2310, Class B, 9.858% 2015 (2)                                                                515              589
 Series 2310, Class A, 10.54% 2017 (2)                                                              2,111            2,425
 Series T-041, Class 1A-2, 4.76% 2021                                                               3,850            3,911
 Series 2489, Class A, 5.50% 2022                                                                   6,975            7,169
 Series 1567, Class A, 2.213% 2023 (2)                                                                843              806
 Series T-041, Class 3-A, 7.50% 2032                                                                3,852            4,104
 Series T-042, Class A-2, 5.50% 2042                                                               15,850           16,037
                                                                                                                   140,111

Corporate Bonds - 18.96%
INSURANCE  -  4.50%
AIG SunAmerica: (1)
 Global Financing V 5.20% 2004                                                                     $3,000           $3,105
 Global Financing VIII 1.905% 2004   (2)                                                            2,000            2,001
 Global Financing II 7.60% 2005                                                                     7,150            7,937
Allstate Financial Global Funding LLC: (1)
 7.125% 2005                                                                                        2,000            2,214
 6.15% 2006                                                                                         9,000            9,518
 5.25% 2007                                                                                        15,600           16,282
Equitable Life Assurance Society of the United States 6.95% 2005 (1)                                7,250            7,758
Hartford Financial Services, Class G, 4.70% 2007                                                    4,000            4,008
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (1)                                      15,000           15,445
Lincoln National Corp. 7.25% 2005                                                                   5,425            5,884
Monumental Global Funding: (1)
 Trust II-B, Series B, 6.95% 2003                                                                   3,000            3,111
 Trust II-2001-A, Series A, 6.05% 2006                                                              8,375            8,954
 Trust II-2002-A, Series A, 5.20% 2007                                                             16,600           17,225
Nationwide Life Insurance Company 5.35% 2007 (1)                                                   19,600           20,499
Prudential Funding LLC 6.60% 2008 (1)                                                               9,635           10,271
Prudential Insurance Company of America 6.375% 2006 (1)                                            10,475           11,143
ReliaStar Financial Corp.:
 8.625% 2005                                                                                        2,000            2,186
 8.00% 2006                                                                                        11,470           12,967
 6.50% 2008                                                                                         1,000            1,078
XL Capital Finance (Europe) PLC  6.50% 2012                                                         2,725            2,794
                                                                                                                   164,380

TELECOMMUNICATIONS SERVICES  -  2.07%
AT&T Corp. 5.625% 2004                                                                              3,000            2,931
British Telecommunications PLC 7.875% 2005 (2)                                                      9,250           10,128
Cingular Wireless 5.625% 2006 (1)                                                                   3,000            2,892
Deutsche Telekom International Finance BV 7.75% 2005                                                5,050            5,342
SBC Communications, Inc. 6.25% 2011                                                                 2,500            2,605
Verizon Global Funding Corp. 6.125% 2007                                                            5,000            5,023
Verizon New York Inc., Series A, 6.875% 2012                                                        7,000            7,041
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                       20,175           18,553
Vodafone Group PLC 7.625% 2005                                                                     19,250           20,863
                                                                                                                    75,378

RETAILING  -  1.79%
Costco Wholesale Corp. 5.50% 2007                                                                   5,250            5,598
Kohl's Corp.:
 6.70% 2006                                                                                         7,074            7,776
 6.30% 2011                                                                                         4,690            5,045
Lowe's Companies, Inc.:
 7.50% 2005                                                                                         3,000            3,382
 8.25% 2010                                                                                         3,000            3,569
Nordstrom, Inc. 8.95% 2005                                                                          5,000            5,652
Sears Roebuck Acceptance Corp.:
 6.54% 2003                                                                                         1,000            1,014
 7.00% 2007                                                                                        12,100           13,177
Target Corp.:
 5.95% 2006                                                                                         2,000            2,147
 5.50% 2007                                                                                        10,000           10,649
Wal-Mart Stores, Inc.:
 5.45% 2006                                                                                         5,000            5,383
 4.375% 2007                                                                                        2,000            2,062
                                                                                                                    65,454

TRANSPORTATION  -  1.60%
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012 (3)                                    997            1,004
Burlington Northern and Santa Fe Railway Co., Series 2001, 6.96% 2009                               6,044            6,578
Burlington Northern and Santa Fe Railway Co. Pass Through Trust,
Series 2002-1, 5.943% 2022 (3)                                                                        500              525
Continental Airlines, Inc.: (3)
 Series 1998-2, Class A, 6.41% 2008                                                                19,443           16,527
 Series 1997-2, Class A, 7.148% 2008                                                                5,041            4,783
 Series 1999-2, Class A-2, 7.056% 2011                                                              4,601            4,179
 Series 1997-1, Class A, 7.461% 2016                                                                  858              798
 Series 1996-2, Class A, 7.75% 2016                                                                 1,032            1,009
 Series 2001-1, Class B,  7.373% 2017                                                               1,800            1,525
 Series 1998-1, Class A, 6.648% 2019                                                                3,154            2,835
 Series 2000-1, Class B, 8.388% 2022                                                                3,719            3,162
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013 (3)                                    2,500            2,487
Northwest Airlines, Inc.:
 Series 1999-3, Class G, 7.935% 2020 (3)                                                            3,246            3,538
 Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                                2,500            2,525
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
 MBIA insured, 5.70% 2023 (1)  (3)                                                                  2,000            2,000
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006 (3)                                   1,000            1,027
Southwest Airlines Co. 6.50% 2012                                                                   1,300            1,387
US Airways Inc., Series 2001-1G, MBIA insured, 7.076% 2022 (3)                                      2,551            2,553
                                                                                                                    58,442

Banks & Thrifts  -  1.56%
ABN AMRO Bank NV 7.55% 2006                                                                         3,000            3,369
Bank of America Corp.:
 6.75% 2005                                                                                         2,000            2,174
 7.625% 2005                                                                                        1,000            1,103
 7.875% 2005                                                                                        3,000            3,356
 6.625% 2007                                                                                          200              223
NationsBank Corp.:
 6.50% 2003                                                                                         5,000            5,185
 7.50% 2006                                                                                         2,000            2,262
BANK ONE CORP., Series A, 5.625% 2004                                                               3,300            3,448
Barclays Bank PLC 7.375% (undated) (1)  (2)                                                         2,000            2,245
Danske Bank AS: (1)
 6.375% 2008   (2)                                                                                  4,750            5,097
 7.40%/7.961% 2010  (4)                                                                               500              562
Development Bank of Singapore Ltd.: (1)
 7.875% 2009                                                                                        3,000            3,473
 7.125% 2011                                                                                          800              878
J.P. Morgan Chase & Co. 5.35% 2007                                                                  3,550            3,671
Merita Bank Ltd. 7.50% (undated) (1)  (2)                                                           2,825            3,157
Midland Bank PLC 8.625% 2004                                                                        4,200            4,687
Regional Diversified Funding Ltd. 9.25% 2030 (1)                                                      745              836
Washington Mutual 7.50% 2006                                                                          850              947
Wells Fargo & Co. 7.25% 2005                                                                        4,000            4,447
Wells Fargo Bank National Association 7.80% 2010 (2)                                                1,750            1,954
Wells Fargo Financial, Inc. 7.60% 2005                                                              3,500            3,875
                                                                                                                    56,949

MEDIA  -  1.10%
CBS Corp. 7.15% 2005                                                                                6,500            7,095
Viacom Inc.:
 6.75% 2003                                                                                         2,475            2,506
 6.40% 2006                                                                                         9,250            9,824
 6.625% 2011                                                                                        8,000            8,626
Cox Radio, Inc. 6.375% 2005                                                                         3,500            3,457
Gannett Co., Inc.:
 4.95% 2005                                                                                         2,000            2,096
 6.375% 2012                                                                                        6,000            6,613
                                                                                                                    40,217

CAPITAL GOODS  -  0.98%
General Electric Capital Corp., Series A:
 5.00% 2007                                                                                         6,000            6,261
 5.375% 2007                                                                                        8,000            8,475
SYSTEMS 2001 Asset Trust, Series 2001:  (1)  (3)
 Class B, 7.156% 2011                                                                              16,434           17,634
 Class G, MBIA insured, 6.664% 2013                                                                 3,263            3,518
                                                                                                                    35,888

AUTOMOBILES & COMPONENTS  -  0.92%
DaimlerChrysler North America Holding Corp. 6.40% 2006                                              9,000            9,508
Ford Motor Credit Co.:
 7.50% 2005                                                                                         8,375            8,528
 6.875% 2006                                                                                        4,250            4,232
General Motors Acceptance Corp.:
 6.125% 2006                                                                                        6,000            6,044
 6.75% 2006                                                                                         5,000            5,125
                                                                                                                    33,437

UTILITIES  -  0.86%
Exelon Generation Co., LLC 6.95% 2011                                                               3,470            3,646
Israel Electric Corp. Ltd. 7.25% 2006 (1)                                                           1,250            1,342
Pacificorp Australia LLC, MBIA insured, 6.15% 2008 (1)                                             10,000           10,614
Texas Eastern Transmission Corp. 7.30% 2010                                                         1,100            1,223
Texas Utilities Co., Series A, MBIA insured, 6.20% 2002                                             6,000            6,016
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         8,250            8,586
                                                                                                                    31,427

DIVERSIFIED FINANCIALS  -  0.72%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008 (1)                                    3,500            3,809
CIT Group, Inc. 7.375% 2007                                                                         7,500            7,934
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                   4,000            4,144
Citicorp Lease Pass Through Trust, Series 1999-1, Class A-1, 7.22% 2005 (1)  (3)                    2,734            2,927
Heller Financial, Inc. 8.00% 2005                                                                   3,500            3,924
USA Education, Inc. 5.625% 2007                                                                     3,000            3,204
                                                                                                                    25,942

Consumer Finance  -  0.68%
Household Finance Corp.:
 8.00% 2005                                                                                         3,250            3,493
 5.75% 2007                                                                                         8,000            7,993
 7.875% 2007                                                                                       11,000           11,928
 6.75% 2011                                                                                         1,300            1,300
                                                                                                                    24,714
FOOD & BEVERAGE -  0.56%
H.J. Heinz Finance Co. 6.00% 2012 (1)                                                               4,000            4,275
Kraft Foods Inc.:
 4.625% 2006                                                                                        5,500            5,668
 5.625% 2011                                                                                        4,775            4,967
 6.25% 2012                                                                                         2,000            2,177
Nabisco, Inc. 7.05% 2007                                                                            3,000            3,370
                                                                                                                    20,457

ENERGY  -  0.46%
Oil Enterprises Ltd., MBIA insured, 6.239% 2008 (1)  (3)                                            6,899            7,295
Pemex Finance Ltd.: (3)
 6.125% 2003                                                                                        2,762            2,843
 AMBAC insured, 6.55% 2008                                                                          2,500            2,673
 MBIA insured:
  5.72% 2003                                                                                        1,563            1,610
  7.80% 2013                                                                                        2,000            2,319
                                                                                                                    16,740

HEALTH CARE EQUIPMENT & SERVICES  -  0.46%
McKesson Finance of Canada 6.55% 2002 (1)                                                           3,200            3,205
R.P. Scherer International Corp. 6.75% 2004                                                         4,325            4,549
UnitedHealth Group Inc.:
 5.20% 2007                                                                                         6,950            7,206
 7.50% 2005                                                                                         1,525            1,705
                                                                                                                    16,665

MATERIALS  -  0.39%
Dow Chemical Co.:
 5.75% 2008                                                                                         7,000            7,212
 6.00% 2012                                                                                         2,250            2,311
Scotia Pacific Co. LLC, Series B: (3)
 Class A-1, 6.55% 2028                                                                              1,284            1,157
 Class A-2, 7.11% 2028                                                                              5,000            3,561
                                                                                                                    14,241

HOUSEHOLD & PERSONAL PRODUCTS  -  0.17%
Gillette Co. 4.00% 2005                                                                             6,150            6,318
                                                                                                                     6,318

CONSUMER DURABLES & APPAREL  -  0.14%
Sony Capital Corp., Series C, 4.95% 2006 (1)                                                        5,000            5,217
                                                                                                                     5,217


U.S. Treasury notes & bonds  -  12.10%
4.25% May 2003                                                                                     26,000           26,497
5.75% August 2003                                                                                  21,150           21,947
6.00% August 2004                                                                                  83,800           90,038
11.625% November 2004                                                                              23,400           28,088
5.75% November 2005                                                                                45,000           49,321
6.875% May 2006                                                                                    36,250           41,362
6.50% October 2006                                                                                 38,000           43,162
3.375% January 2007 (5)                                                                            16,180           17,318
6.25% February 2007                                                                                47,750           53,986
5.625% May 2008                                                                                    22,000           24,424
10.375% November 2009                                                                               4,000            4,683
5.75% August 2010                                                                                   8,000            8,984
Principal Strip 0% November 2015                                                                   14,525            7,488
8.875% August 2017                                                                                  1,000            1,429
7.875% February 2021                                                                                2,000            2,685
5.25% February 2029                                                                                20,100           20,514
                                                                                                                   441,926

Asset-backed obligations  (3)  -  13.32%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (1)                     7,218            7,423
AESOP Funding II LLC, Series 2002-A, Class A-1, AMBAC insured, 3.85% 2006 (1)                       7,125            7,241
Aircraft Finance Trust, Series 1999-1, Class A-2, 2.28% 2024 (2)                                    2,635            2,593
AmeriCredit Automobile Receivables Trust:
 Series 2002-1, Class A-3, 4.23% 2006                                                               4,600            4,726
 Series 2002-C, Class A-4, FSA insured, 3.55% 2009                                                  5,000            4,998
Arcadia Automobile Receivables Trust, Series 1999-C, Class A-3, FSA insured, 7.20% 2007             2,693            2,798
Asset Backed Securities Corp. Home Equity Loan Trust:
 Series 2001-HE2, Class A-IO, interest only, 4.50% 2031                                            37,040            1,208
 Series 2001-HE3, Class A-IO, interest only, 5.05% 2031 (2)                                        37,465            2,290
Banco Itau SA, XLCA insured: (1) (2)
 2.5675% 2006                                                                                       9,500            9,472
 2.98% 2007                                                                                        12,250           12,213
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006 (1)                4,291            4,693
BMW Vehicle Lease Trust, Series 2000-A, Class CTFS, 7.00% 2005 (1)                                  7,000            7,211
California Infrastructure and Economic Development Bank, Special Purpose Trust:
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                      11,260           12,180
 SCE-1, Class A-6, 6.38% 2008                                                                      16,690           18,062
Capital One Auto Finance Trust, Series 2002-A, Class A-3, MBIA insured, 4.03% 2006                  4,600            4,728
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                       11,950           13,235
Case Equipment Loan Trust, Series 1999-A, Class B, 5.96% 2005                                         330              332
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-2,
Class IA-3, 5.923% 2016                                                                             4,000            4,132
Chase Manhattan Auto Owner Trust, Series 2002-A, Class A-3, 3.49% 2006                              3,700            3,766
Chase Manhattan Credit Card Master Trust, Series 1997-5, Class A, 6.194% 2005                       8,750            8,866
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                      3,077            3,099
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
MBIA insured, 7.33% 2006 (1)                                                                        6,548            6,833
ComEd Transitional Funding Trust, Series 1998-1:
 Class A-4, 5.39% 2005                                                                              1,615            1,643
 Class A-5, 5.44% 2007                                                                             12,025           12,636
Conseco Finance Home Equity Loan Trust:
 Series 2000-B, Class AF-6, 7.80% 2020                                                              6,014            6,564
 Series 2002-B, Class A-2, 5.31% 2033                                                               4,000            4,130
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2, 5.16% 2033           4,000            4,164
Green Tree Financial Corp,:
 Series 1998-2, Class A-5, 6.24% 2016                                                               1,666            1,709
 Series 1996-10, Class A-5, 6.83% 2028                                                                842              857
 Series 1997-6, Class A-6, 6.90% 2029                                                               2,996            3,092
 Series 1997-6, Class A-7, 7.14% 2029                                                               7,241            7,741
 Series 1999-2, Class A-2, 5.84% 2030                                                               1,233            1,239
 Series 1999-3, Class A-7, 6.74% 2031                                                               4,600            4,883
Green Tree Recreational, Equipment & Consumer Trust, Series 1999-A, Class A-6, 6.84% 2010 (3)       3,633            3,771
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA insured, 6.91% 2005 (      2,000            2,119
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A, interest only, 5.64% 200     21,638              879
Drive Auto Receivable Trust, MBIA insured, 4.09% 2008                                               6,500            6,626
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)                        8,000            8,011
First Consumer Master Trust, Series 1999-A: (1)
 Class A, 5.80% 2005                                                                                6,000            6,034
 Class B, 6.28% 2005                                                                                9,000            9,312
First Investors Auto Owner Trust, Series 2002-A, Class A, MBIA insured, 3.46% 2008 (1)              3,851            3,882
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                             8,250            8,512
GRCT Consumer Loan Trust, Series 2001-1, Class A-2BRV, 6.251% 2020 (1)                              1,000            1,044
Hitachi Shinpan Co. Ltd., Series 1999-3, Class A, 9.60% 2006 (1)                                    3,656            3,839
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008 (3)                               20,250           20,880
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031 (1)  \            2,662            2,871
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3,
FSA insured, 3.175% 2006                      9,500            9,531
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-1, 3.287% 2032 (2)       9,000            9,000
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 2.21% 2009 (2)                            5,750            5,768
Metris Master Trust: (2)
 Series 2001-1, Class A, 2.598% 2007                                                                6,000            6,015
 Series 2001-3, Class A, 2.698% 2008                                                               10,000           10,008
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                                 3,500            3,732
 Series 2000-1, Class B, 7.55% 2005                                                                 9,000            9,684
 Series 2002-1, Class A-3, 4.15% 2006                                                               3,000            3,076
 Series 2001-2, Class B, 5.75% 2007                                                                 3,620            3,750
 Series 2001-3, Class B, 2.73% 2008 (2)                                                             3,749            3,753
 Series 2002-2, Class A-4, 4.30% 2010                                                               5,825            5,970
Navistar Financial Owner Trust, Series 2002-A:
 Class A-3, 4.09% 2006                                                                              3,500            3,585
 Class B, 4.95% 2009                                                                                2,000            2,052
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1,
Class A, MBIA insured, 6.68% 2016 (1)                                                              11,796           12,886
NextCard Credit Card Master Note Trust, Series 2001-1A, Class B, 2.66% 2007 (1)  (2)                3,000            2,100
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 2.539% 2010 (2)                    2,250            2,244
Nordstrom Private Label 4.82% 2010 (1)                                                              8,750            9,077
NPF VI, Inc., Series 2002-1, Class A, 2.825% 2008 (1)  (2)                                          1,500            1,462
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007 (1)                                               1,000            1,022
Onyx Acceptance Owner Trust, Series 2002-C, MBIA insured:
 Class A-3, 3.29% 2006                                                                              8,000            8,079
 Class A-4,  4.07% 2009                                                                             9,075            9,214
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (1)
 Class A-2FL, 3.14% 2012 (2)                                                                        5,659            5,659
 Class A-2FX, 4.685% 2012                                                                          12,732           12,871
PECO Energy Transition Trust, Series 1999-A:
 Class A-2, 5.63% 2005                                                                              1,361            1,375
 Class A-6, 6.05% 2009                                                                              8,000            8,672
Pegasus Aviation Lease Securitization, Series 2000-1, Class A-2, 8.37% 2030 (1)                     4,000            3,000
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (1)                     7,375            8,025
Rental Car Finance Corp., Series 1999-1, Class C, 6.50% 2007 (1)                                    2,000            2,064
Residential Asset Mortgage Products, Inc., Series 2001-RZ2, Class A-IO,
interest only, 8.00% 2003                                                                          20,000            1,793
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                           4,750            4,965
 Series 2001-HS2, Class A-4, 6.43% 2016                                                             2,400            2,550
Saxon Asset Securities Trust, Series 2002-2, Class AF-3, 4.61% 2024                                 5,600            5,743
Student Loan Funding LLC, Series 1998-B, Class B-3, 6.25% 2019                                     13,500           14,441
Team Fleet Financing Corp., Series 2001-3A, Class A, 2.74% 2005 (1)  (2)                            1,958            1,958
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                       2,246            2,304
Triad Auto Receivables Owner Trust:
 Series 1999-1, Class A-2, FSA insured, 6.09% 2005                                                  1,368            1,394
 Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                                                5,000            4,982
Triton Aviation Finance, Series 1A, Class A-2, 2.48% 2025 (1)  (2)                                  6,596            6,383
WFS Financial 2002-3 Owner Trust, Class A-4, 3.50% 2010                                             7,000            7,021
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.78% 2008 (1)  (2)                        644              650
                                                                                                                   486,395


Commercial mortgage-backed securities  -  7.62%
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 2.41% 2013 (1)  (2)                                                     7,915            7,915
 Series 1998-C1, Class A-1, 6.34% 2030                                                             15,720           16,905
 Series 1999-C1, Class X, interest only, 1.285% 2031 (1)  (2)                                      88,743            5,104
 Series 1999-C1, 5.91% 2031                                                                         4,372            4,662
CDC Securitization Corp., Series 1999-FL1, Class C, 3.08% 2007 (1)  (2)                             4,180            4,184
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2005                                                                 470              497
 Series 1998-1, Class A-1, 6.34% 2030                                                               1,590            1,682
 Series 2000-1, Class A-1, 7.656% 2032                                                              1,795            2,004
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
Series 1999-1, Class A-2, 7.439% 2031                                                               5,000            5,739
Commercial Mortgage Acceptance Corp.:
 Series 1998-C2, Class A-1, 5.80% 2030                                                              2,839            2,992
 Series 1998-C1, Class A-1, 6.23% 2031                                                              1,357            1,453
CS First Boston Mortgage Securities Corp.:
 Series 2001-CF2, Class A-2, 5.935% 2034                                                            3,000            3,221
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                           8,122            8,412
 Series 2001-CK6, Class A-2, 6.103% 2036                                                            5,000            5,406
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                          12,293           12,669
 Series 1998-C1, Class A-1A, 6.26% 2040                                                             7,180            7,677
 Series 1998-C1, Class A-1B, 6.48% 2040                                                             4,000            4,400
 Series 1998-C1, Class C, 6.78% 2040                                                                6,450            6,979
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031                    9,788           10,426
DLJ Commercial Mortgage Corp.:
 Series 1995-CF2, Class A-1B, 6.85% 2027 (1)                                                        9,119            9,464
 Series 1997-CF1, Class A-1A, 7.40% 2030 (1)                                                        1,296            1,352
 Series 1998-CF2, Class A-4, 6.90% 2031                                                             3,250            3,596
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                            1,750            1,928
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034         9,522           10,037
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011  (1)                             2,485            2,567
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class C, 6.91% 2029                      5,000            5,318
iStar Asset Receivables Trust, Series 2002-1, Class A-1, 2.071% 2017 (1)  (2)                       2,931            2,931
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
Class A-2, 6.001% 2033                                                                              3,465            3,724
LB Commercial Mortgage Trust, Series 1998-C1:
 Class A-1, 6.33% 2030                                                                                898              925
 Class A-3, 6.48% 2030                                                                              3,544            3,891
LB-UBS Commercial Mortgage Trust:
 Series 2000-C3, Class A-2, 7.95% 2010                                                              1,750            2,072
 Series 2001-C7, Class A-3, 5.642% 2025                                                             4,907            5,199
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.065% 2025 (2)                                                           982            1,002
 Series 1997-C1, Class A-1, 6.95% 2029 (2)                                                            981            1,014
 Series 1998-C3, Class A-1, 5.65% 2030                                                              4,459            4,697
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                                             3,812            4,052
 Series 1998-HF2, Class A-1, 6.01% 2030                                                             5,361            5,729
 Series 1998-WF2, Class A-1, 6.34% 2030                                                             4,378            4,681
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                            3,718            3,988
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                            4,815            5,324
 Series 1999-FNV1, Class D, 7.03% 2031                                                              4,000            4,450
Morgan Stanley Dean Witter Capital I Trust: (3)
 Series 2002-HQ, Class A-1, 4.59% 2034                                                             15,529           16,011
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                            5,125            5,571
Mortgage Capital Funding, Inc., Series 1998-MC1:
 Class A-2, 6.663% 2008                                                                             4,800            5,327
 Class A-1, 6.417% 2030                                                                            14,329           15,336
Nationslink Funding Corp., Series 1999-1, Class A-1, 6.042% 2031                                    4,452            4,771
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                               6,168            6,619
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031               2,000            2,200
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.428% 2035                 11,350           12,470
SMA Finance Co., Inc., Series 1998-C1, Class A-1, 6.27% 2032 (1)                                    6,776            6,836
Structured Asset Securities Corp., Series 1999-C3, Class H, 3.248% 2013 (1)  (2)                    2,850            2,855
                                                                                                                   278,264

Federal agency debentures  -  6.01%
Fannie Mae:
 6.50% 2004                                                                                        32,200           34,764
 6.00% 2005                                                                                         4,500            4,927
 7.125% 2005                                                                                       26,000           28,798
 4.75% 2007                                                                                        23,500           24,195
 6.00% 2008                                                                                        38,500           42,608
Federal Home Loan Banks 4.875% 2004                                                                11,030           11,507
Freddie Mac:
 5.00% 2004                                                                                        21,750           22,755
 7.00% 2005                                                                                         6,500            7,246
 5.25% 2006                                                                                        25,000           26,751
 5.75% 2009                                                                                         9,000            9,346
United States Government Guaranteed Ship Financing Obligations, Rowan
Companies, Inc. (Title XI) 5.88% 2012 (3)                                                           6,182            6,682
                                                                                                                   219,579



Collateralized mortgage obligations (privately originated)  (3)  -  1.80%
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                      4,590            4,685
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class I-AI, 4.25% 2031 (1)       3,297            3,313
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                     1,068            1,192
PUMA Global Trust No.1, Class B, 2.37% 2033 (2)                                                     5,500            5,334
Residential Funding Mortgage Securities I, Inc., Series 1998-S17, Class M-1, 6.75% 2028             1,910            1,984
Security National Mortgage Loan Trust: (1)
 Series 2000-1, Class A-2, 8.75% 2024                                                               5,200            5,675
 Series 1999-1, Class B, 9.858% 2030                                                                1,274            1,319
Structured Asset Notes Transaction, Ltd., Series 1996-A, Class A-1, 7.156% 2003 (1)                 4,169            4,280
Structured Asset Securities Corp.: (2)
 Series 1998-RF1, Class A, 8.665% 2027 (1)                                                          8,925            9,648
 Series 1998-RF2, Class A, 8.515% 2027 (1)                                                          9,154            9,861
 Series 1999-RF1, Class A, 7.874% 2028 (1)                                                         13,453           14,223
 Series 1999-BC1, Class M2, 3.14% 2029                                                              4,062            4,094
                                                                                                                    65,608

Other - 0.44%
Taxable municipal bonds  -  0.25%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified
Port District-South Bay Plant Acquisition), Series 1999,                                            8,990            9,216
                                                                                                                     9,216

Development authorities  -  0.19%
Corporacion Andina de Fomento 6.875% 2012                                                           3,200            3,321
International Bank for Reconstruction and Development 3.50% 2004                                    3,500            3,592
                                                                                                                     6,913


Total bonds & notes (cost: $3,091,370,000)                                                                       3,167,934



                                                                                                Principal           Market
                                                                                                   amount            value
Short-term securities                                                                               (000)            (000)

Corporate short-term notes  -  11.35%
Abbott Laboratories 1.70% due 9/17/2002 (1)                                                       $15,000          $14,988
BellSouth Corp. 1.70% due 9/6/2002 (1)                                                             13,405           13,401
Ciesco LP:
 1.77% due 9/9/2002 (1)                                                                            16,600           16,593
 1.73% due 10/11/2002                                                                              33,400           33,334
Corporate Asset Funding Co. Inc. 1.76% due 11/4/2002 (1)                                           25,000           24,919
Coca-Cola Co. 1.72% due 9/20/2002                                                                  36,400           36,365
General Dynamics Corp. 1.71% due 9/3/2002 (1)                                                      24,650           24,647
Household Finance Corp. 1.74% due 9/9/2002                                                         30,000           29,987
Johnson & Johnson 1.75% due 11/25/2002 (1)                                                         17,300           17,227
Kraft Foods Inc. 1.74% due 9/12/2002                                                               21,500           21,488
Motiva Enterprises LLC 1.70% due 9/19/2002                                                         20,000           19,982
Park Avenue Receivables Corp.: (1)
 1.78% due 10/2/2002                                                                               30,700           30,650
 1.71% due 10/4/2002                                                                               15,000           14,976
 1.75% due 11/19/2002                                                                              30,700           30,577
Pfizer Inc: (1)
 1.73% due 9/5/2002                                                                                10,000            9,998
 1.74% due 9/9/2002                                                                                15,400           15,393
 1.70% due 9/24/2002                                                                               20,000           19,977
Triple-A One Funding Corp.: (1)
 1.77% due 9/3/2002                                                                                26,600           26,596
 1.72% due 9/10/2002                                                                               13,400           13,394
                                                                                                                   414,492

Federal agency discount notes  -  0.45%
Fannie Mae:
 1.75% due 9/20/2002                                                                                1,940            1,938
 1.75% due 7/25/2003                                                                                6,000            5,906
Federal Home Loan Banks 1.75% due 12/4/2002                                                         8,600            8,561
                                                                                                                    16,405


Total short-term securities (cost: $430,902,000)                                                                   430,897


Total investment securities (cost: $3,522,272,000)                                                               3,598,831
Excess receivables over payables                                                                                    52,109

Net assets                                                                                                      $3,650,940

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rates may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Step bond; coupon rate will increase at a later date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

Intermediate Bond Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market
  (cost: $3,522,272)                                                              $3,598,831
 Receivables for:
  Sales of investments                                             $2,057
  Sales of fund's shares                                           38,692
  Interest                                                         26,403         67,152
                                                                                  3,665,983
Liabilities:
 Payables for:
  Purchases of investments                                         2,875
  Repurchases of fund's shares                                     7,189
  Dividends on fund's shares                                       721
  Bank overdraft                                                   1,592
  Investment advisory services                                     895
  Services provided by affiliates                                  1,683
  Deferred Trustees' compensation                                  61
  Other fees and expenses                                          27             15,043
Net assets at August 31, 2002                                                     $3,650,940

Net assets consist of:
 Capital paid in on shares of beneficial interest                                 $3,682,839
 Distributions in excess of net investment income                                 (153)
 Accumulated net realized loss                                                    (108,305)
 Net unrealized appreciation                                                      76,559
Net assets at August 31, 2002                                                     $3,650,940

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                                  Net assets      Shares outstanding    Net asset value per share
                                                                                                        (1)
Class A                                                           $3,070,945      222,424               $13.81
Class B                                                           205,382         14,876                13.81
Class C                                                           211,778         15,339                13.81
Class F                                                           103,941         7,528                 13.81
Class 529-A                                                       14,559          1,055                 13.81
Class 529-B                                                       3,489           253                   13.81
Class 529-C                                                       11,348          822                   13.81
Class 529-E                                                       756             55                    13.81
Class R-1                                                         141             10                    13.81
Class R-2                                                         918             66                    13.81
Class R-3                                                         501             36                    13.81
Class R-4                                                         267             19                    13.81
Class R-5                                                         26,915          1,949                 13.81
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $14.35 for each.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                                                                                      (dollars in thousands)
  Interest
  Interest                                                                        $130,036

 Fees and expenses:
  Investment advisory services                                    $7,946
  Distribution services                                           8,486
  Transfer agent services                                         2,145
  Administrative services                                         266
  Reports to shareholders                                         85
  Registration statement and prospectus                           288
  Postage, stationery and supplies                                204
  Trustees' compensation                                          18
  Auditing and legal                                              68
  Custodian                                                       45
  State and local taxes                                           26
  Other                                                           104
Total expenses before waiver                                      19,681
   Expenses waived                                                1               19,680
 Net investment income                                                            $110,356

Net realized loss and unrealized
 appreciation on investments:

 Net realized loss on investments                                                 (9,700)

 Net unrealized appreciation on investments                                       43,279

   Net realized loss and
    unrealized appreciation on investments                                        33,579

Net increase in net assets resulting
 from operations                                                                  143,935









Statement of changes in net assets                                 (dollars in      thousands)

                                                                   Year ended
                                                                   August 31,
                                                                   $2,002          $2,001
Operations:
 Net investment income                                             110,356         83,643

 Net realized loss (gain) on investments                           (9,700)         15,370

 Net unrealized appreciation on investments                        43,279          52,833
  Net increase in net assets
   resulting from operations                                       143,935         151,846


Dividends from net investment income paid to shareholders          (111,717)       (87,927)

Capital share transactions                                         1,910,227       349,334

Total increase in net assets                                       1,942,445       413,253

Net assets:
 Beginning of year                                                 1,708,495       1,295,242
 End of year (including distributions in excess of net
 investment income and undistributed net investment
 income of $(153) and $1,208,
  respectively)                                                    $3,650,940      $1,708,495



See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation -Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders -Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $3,524,408,000.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                 (dollars in
                                                 thousands)
Undistributed net investment income
                                                              629
Short-term and long-term capital loss deferrals
                                                        (106,170)
Gross unrealized appreciation                              93,587
Gross unrealized depreciation                            (19,164)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $34,099,000, $39,736,000, $7,050,000, $3,837,000, 7,139,000,
and $1,587,000 expiring in 2003, 2004, 2005, 2006, 2008 and 2009,  respectively.
which were reduced by the utilization of a capital loss carryforward of $3,351,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $12,722,000, which were realized during the period November 1, 2001 through August 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                             Distributions from ordinary income Short-term capital  Distributions from         Total
Share class                             Net investment income   gains               long-term capital gains    distributions paid
Class A                                              $102,295      -                      -                     $102,295
Class B                                                 4,079      -                      -                        4,079
Class C                                                 3,147      -                      -                        3,147
Class F                                                 1,778      -                      -                        1,778
Class 529-A(1)                                            127      -                      -                          127
Class 529-B(1)                                             26      -                      -                           26
Class 529-C(1)                                             81      -                      -                           81
Class 529-E(1)                                              4      -                      -                            4
Class R-1(2)                                                1      -                      -                            1
Class R-2(2)                                                2      -                      -                            2
Class R-3(2)                                                1      -                      -                            1
Class R-4(2)                                                1      -                      -                            1
Class R-5(2)                                              175      -                      -                          175
Total                                                $111,717      -                      -                     $111,717

Year ended August 31, 2001
                             Distributions from ordinary income  Short-term          Distributions from         Total
Share class                             Net investment income    capital gains       long-term capital gains    distributions paid
Class A                                               $86,558       -                    -                      $86,558
Class B                                                   961       -                    -                          961
Class C(3)                                                186       -                    -                          186
Class F(3)                                                222       -                    -                          222
Total                                                 $87,927       -                    -                      $87,927

(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.332% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                             0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $3,330,000 and $5,000 for Class A and Class 529-A, respectively.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements previously described for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $6,449           $2,038        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            1,043             107         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C             851                               $167





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             98                                  74
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           10                                  9
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B            8                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           24                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E            1                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            5
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                  $2,419,469     177,062                   $85,242        6,254
Class B                                     192,650      14,085                     3,454          253
Class C                                     235,117      17,211                     2,586          190
Class F                                     134,116       9,809                     1,514          111
Class 529-A(2)                               14,423       1,058                       125            9
Class 529-B(2)                                3,440         252                        26            2
Class 529-C(2)                               11,380         834                        79            6
Class 529-E(2)                                  746          55                         4           -*
Class R-1(3)                                    214          16                        -*           -*
Class R-2(3)                                    931          67                         2           -*
Class R-3(3)                                    625          45                         1           -*
Class R-4(3)                                    280          20                         1           -*
Class R-5(3)                                 27,030       1,972                        95            7
Total net increase (decrease) in fund    $3,040,421     222,486                   $93,129        6,832

Year ended August 31, 2001
Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                    $801,787      59,545                   $71,414        5,315
Class B                                      50,565       3,742                       829           61
Class C(4)                                   23,570       1,735                       158           12
Class F(4)                                   31,145       2,296                       188           14
Total net increase (decrease) in fund      $907,067      67,318                   $72,589        5,402





                                          Repurchases (1)                    Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                       ($1,088,298)      (79,811)        $1,416,413     103,505
Class B                                           (38,389)       (2,814)           157,715      11,524
Class C                                           (49,624)       (3,641)           188,079      13,760
Class F                                           (45,932)       (3,373)            89,698       6,547
Class 529-A(2)                                       (164)          (12)            14,384       1,055
Class 529-B(2)                                        (18)           (1)             3,448         253
Class 529-C(2)                                       (249)          (18)            11,210         822
Class 529-E(2)                                         -*            -*                750          55
Class R-1(3)                                          (75)           (6)               139          10
Class R-2(3)                                          (19)           (1)               914          66
Class R-3(3)                                         (127)           (9)               499          36
Class R-4(3)                                          (15)           (1)               266          19
Class R-5(3)                                         (413)          (30)            26,712       1,949
Total net increase (decrease) in fund         ($1,223,323)      (89,717)        $1,910,227     139,601

Year ended August 31, 2001
Share class                               Repurchases (1)                     Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                         ($598,761)      (44,580)          $274,440      20,280
Class B                                           (11,265)         (835)            40,129       2,968
Class C(4)                                         (2,275)         (168)            21,453       1,579
Class F(4)                                        (18,021)       (1,329)            13,312         981
Total net increase (decrease) in fund           ($630,322)      (46,912)          $349,334      25,808

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $768,426,000, which represents 21.05% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,896,535,000 and $1,263,978,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $45,000 was offset by this reduction, rather than paid in cash.


Financial Highlights                      (1)

                                                                     Income from investment operations (2)
                                                                                           Net
                                                Net asset                         gains(losses)
                                                    value,          Net           on securities   Total from
                                                 beginning    investment         (both realized    investment
                                                 of period        income        and unrealized)    operations
Class A:
 Year ended 8/31/2002                               $13.69         $0.64                  $0.14         $0.78
 Year ended 8/31/2001                                13.08          0.78                   0.65          1.43
 Year ended 8/31/2000                                13.01          0.78                   0.03          0.81
 Year ended 8/31/1999                                13.56          0.76                  (0.55)         0.21
 Year ended 8/31/1998                                13.42          0.83                   0.17          1.00
Class B:
 Year ended 8/31/2002                                13.69          0.55                   0.14          0.69
 Year ended 8/31/2001                                13.08          0.69                   0.65          1.34
 Period from 3/15/2000 to 8/31/2000                  13.01          0.25                   0.13          0.38
Class C:
 Year ended 8/31/2002                                13.69          0.53                   0.14          0.67
 Period from 3/15/2001 to 8/31/2001                  13.61          0.29                   0.10          0.39
Class F:
 Year ended 8/31/2002                                13.69          0.64                   0.14          0.78
 Period from 3/19/2001 to 8/31/2001                  13.60          0.32                   0.11          0.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.30                   0.23          0.53
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  13.58          0.24                   0.24          0.48
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.25                   0.23          0.48
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  13.43          0.24                   0.40          0.64
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  13.63          0.09                   0.18          0.27
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  13.61          0.11                   0.21          0.32
Class R-3:
 Period from 6/26/2002 to 8/31/2002                  13.69          0.09                   0.13          0.22
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  13.66          0.09                   0.16          0.25
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  13.52          0.18                   0.29          0.47



                                                 Dividends
                                                 (from net Distributions                     Net asset                Net assets,
                                                investment (from capital             Total   value, end       Total  end of period
                                                   income)        gains)     distributions    of period   return (3) (in millions)

Class A:
 Year ended 8/31/2002                             ($0.66)            -        ($0.66)      $13.81         5.89%      $3,071
 Year ended 8/31/2001                              (0.82)            -         (0.82)       13.69         11.23       1,628
 Year ended 8/31/2000                              (0.74)            -         (0.74)       13.08          6.47       1,290
 Year ended 8/31/1999                              (0.76)            -         (0.76)       13.01          1.55       1,535
 Year ended 8/31/1998                              (0.86)            -         (0.86)       13.56          7.68       1,459
Class B:
 Year ended 8/31/2002                              (0.57)            -         (0.57)       13.81          5.14         205
 Year ended 8/31/2001                              (0.73)            -         (0.73)       13.69         10.47          46
 Period from 3/15/2000 to 8/31/2000                (0.31)            -         (0.31)       13.08          3.63           5
Class C:
 Year ended 8/31/2002                              (0.55)            -         (0.55)       13.81          5.04         212
 Period from 3/15/2001 to 8/31/2001                (0.31)            -         (0.31)       13.69          2.92          22
Class F:
 Year ended 8/31/2002                              (0.66)            -         (0.66)       13.81          5.85         104
 Period from 3/19/2001 to 8/31/2001                (0.34)            -         (0.34)       13.69          3.24          13
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                (0.31)            -         (0.31)       13.81          3.98          15
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                (0.25)            -         (0.25)       13.81          3.58           3
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          3.58          11
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          4.79           1
Class R-1:
 Period from 6/13/2002 to 8/31/2002                (0.09)            -         (0.09)       13.81          2.02           -  (4)
Class R-2:
 Period from 5/31/2002 to 8/31/2002                (0.12)            -         (0.12)       13.81          2.34           1
Class R-3:
 Period from 6/26/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.58           1
Class R-4:
 Period from 6/27/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.87           -  (4)
Class R-5:
 Period from 5/15/2002 to 8/31/2002                (0.18)            -         (0.18)       13.81          3.49          27


                                                 Ratio of          Ratio of
                                                  expenses        net income
                                                to average        to average
                                                net assets        net assets

Class A:
 Year ended 8/31/2002                               0.76%             4.70%
 Year ended 8/31/2001                                0.81              5.78
 Year ended 8/31/2000                                0.83              6.06
 Year ended 8/31/1999                                0.75              5.69
 Year ended 8/31/1998                                0.76              6.09
Class B:
 Year ended 8/31/2002                                1.46              3.86
 Year ended 8/31/2001                                 1.5              4.85
 Period from 3/15/2000 to 8/31/2000                  0.69              2.14
Class C:
 Year ended 8/31/2002                                1.55              3.67
 Period from 3/15/2001 to 8/31/2001                  0.81              2.16
Class F:
 Year ended 8/31/2002                                0.79              4.47
 Period from 3/19/2001 to 8/31/2001                   0.4              2.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  0.91 (5)          4.11 (5)
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  1.64 (5)          3.38 (5)
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  1.63 (5)          3.36 (5)
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  0.51              1.73
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  0.31 (6)          0.69
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  0.37 (6)           0.8
Class R-3:
 Period from 6/26/2002 to 8/31/2002                   0.2 (6)          0.64
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  0.13 (6)          0.68
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  0.13              1.28






Year ended August 31
Portfolio turnover rate for all classes of shares
 2002         2001        2000       1999         1998

  59%          73%         48%        70%          79%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees related to transfer agency services. Had CRMC not paid such fees, expense ratios would have been
    .38%, .48%, .25% and .16% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
    Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.


Other share class results (unaudited)

Class B, Class C, Class F, Class 529 and Class R

Returns for periods ended September 30, 2002 (the most recent calendar quarter):

                                                                      1 year        Life of class

Class B shares
Reflecting applicable contingent deferred sales
         charge (CDSC), maximum of 5%, payable only
         if shares are sold within six years of purchase              +0.32%            +6.58%1
Not reflecting CDSC                                                   +5.32             +7.991

Class C shares
Reflecting CDSC, maximum of 1%, payable only
         if shares are sold with one year of purchase                 +4.22             +5.882
Not reflecting CDSC                                                   +5.22             +5.882

Class F shares
Not reflecting annual asset-based fee charged by sponsoring firm      +6.04             +6.723

Class 529 and Class R shares
Results for Class 529 and Class R are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C shares were first sold. 3Average annual compound return from March 19, 2001, when Class F shares were first sold.




Board of Trustees

"Non-interested" Trustees

                                             Year first
                                             elected a
                                               Trustee
Name and age                                of the fund1  Principal occupation(s) during past five years

Ambassador Richard G.
Capen, Jr., 68                                  1999      Corporate director and author; former U.S. Ambassador to Spain; former
                                                          Vice Chairman, Knight-Ridder, Inc.; former Chairman and Publisher, The
                                                          Miami Herald

H. Frederick Christie, 69                       1993      Private investor; former President and CEO, The Mission Group
                                                          (non-utility holding company, subsidiary of Southern California Edison
                                                          Company)

Diane C. Creel, 53                              1994      President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1993      Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994      President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 67                           1993      Chairman of the Board and CEO, AECOM Technology Corporation
                                                          (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999      Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                          (McDonald's licensee)

"Non-interested" Trustees

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Trustee serves Other directorships3 held by Trustee

Ambassador Richard G.
Capen, Jr., 68                                   14       Carnival Corporation

H. Frederick Christie, 69                        19       Ducommun Incorporated; IHOP Corporation; Southwest Water Company; Valero
                                                          L.P.

Diane C. Creel, 53                               12       Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16       None

Leonard R. Fuller, 56                            14       None

Richard G. Newman, 67                            13       Southwest Water Company

Frank M. Sanchez, 59                             12       None

"Interested" Trustees4

                                             Year first
                                              elected a
                                               Trustee        Principal occupation(s) during past five years
Name, age and                                or officer       and positions held with affiliated entities or the
position with fund                          of the fund1      principal underwriter of the fund

Paul G. Haaga, Jr., 53                          1987          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director, American Funds
                                                              Distributors, Inc.,5 Director, The Capital Group Companies, Inc.5

Abner D. Goldstine, 72                          1987          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

John H. Smet, 46                                1993          Senior Vice President, Capital Research
President                                                     and Management Company

"Interested" Trustees4

                                              Number of
                                            boards within
                                             the fund
                                              complex2
Name, age and                                 on which
position with fund                         Trustee serves     Other directorships3 held by Trustee

Paul G. Haaga, Jr., 53                           17           None
Chairman of the Board


Abner D. Goldstine, 72                           12           None
Vice Chairman of the Board

John H. Smet, 46                                  2           None
President

The Statement of Additional Information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

Other officers

                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or the
position with fund                          of the fund1      principal underwriter of the fund

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.,5
                                                              Director, Capital Bank and Trust Company5

Julie F. Williams, 54                           1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company


Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.
2Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser, Capital Research and Management Company 333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.
Our unique combination of strengths includes these five factors:

o  A long-term, value-oriented approach
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  An unparalleled global research effort
   American Funds draws on one of the industry's most globally integrated research networks.

o  The multiple portfolio counselor system
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  Experienced investment professionals
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
Smallcap World Fund(R)

Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

Balanced fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money market funds
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. IBFA-011-1002

Litho in USA KBD/LPT/5896

                           Printed on recycled paper